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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 25, 1998

                         LOUISIANA CASINO CRUISES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         LOUISIANA                       33-73534               72-1196619
         ---------                       --------               ----------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)

                  1717 RIVER ROAD NORTH
                  BATON ROUGE, LOUISIANA                      70802
                  ----------------------                      -----
         (Address of principal executive offices)          (Zip Code)

               Registrant's telephone number, including area code
                                 (504) 381-7777

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5.           OTHER EVENTS.

         On November 25, 1998, Louisiana Casino Cruises, Inc. (the "Company"), announced the sale of $50 million in senior secured increasing notes due in 2001 (the "Notes"). The Notes have an interest rate initially equal to 12.25% and increase by 0.25% on March 1, 1999 and every quarter thereafter. The Notes are secured by substantially all of the assets of the Company and will rank senior in right of payment to any subordinated indebtedness of the Company and equal to any senior indebtedness. The Notes are redeemable, at the option of the Company, at a redemption premium that will increase over time from 100% of their face value through March 1, 1999 to 105% after December 1, 1999. Upon a change of control, the Company is required to offer to purchase all of the Notes then outstanding at a purchase price equal to 101% of the principal amount thereof, plus interest. The Notes were sold in a private placement with registration rights.

         The net proceeds from the offering, estimated at $47.5 million, were used to repay the Company's outstanding 11-1/2% notes due December 1, 1998, redeem the Company's outstanding preferred stock and related accrued non-cash dividends and to pay related offering costs and the remaining proceeds will be used to satisfy obligations with respect to the Company's redeemable common stock warrants.

         The Company has issued a press release announcing the foregoing event, a copy of which is attached as Exhibit 99.01 and which is incorporated by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                  10.01 Indenture, dated November 15, 1998 by and between the Company and U.S. Bank Trust National Association.

                  10.02 Registration Rights Agreement, dated November 25, 1998 by and between the Company and CIBC Oppenheimer Corp., as the Initial Purchaser.

                  10.03 Mortgage, Leasehold Mortgage, Assignment of Rents, Fixture Filing, Security Agreement and Financing Statement, dated November 25, 1998, by and between the Company and U.S. Bank Trust National Association.

                  10.04 First Preferred Ship Mortgage, dated November 25, 1998, by and between the Company and U.S. Bank Trust National Association.

                  10.05 Security Agreement, dated November 25, 1998, by and between the Company and U.S. Bank Trust National Association.

                  99.01    Press release dated November 25, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  LOUISIANA CASINO CRUISES, INC.

                                                  By: /s/ W. PETER TEMLING
                                                      --------------------------
                                                      W. Peter Temling
                                                      Chief Financial Officer

Dated: December 1, 1998


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                                 EXHIBIT INDEX

EXHIBIT          DESCRIPTION
-------          -----------
 10.01           Indenture, dated November 15, 1998 by and between the Company and U.S. Bank Trust National Association.

 10.02 Registration Rights Agreement, dated November 25, 1998 by and between the Company and CIBC Oppenheimer Corp., as the Initial Purchaser.

 10.03 Mortgage, Leasehold Mortgage, Assignment of Rents, Fixture Filing, Security Agreement and Financing Statement, dated November 25, 1998, by and between the Company and U.S. Bank Trust National Association.

 10.04 First Preferred Ship Mortgage, dated November 25, 1998, by and between the Company and U.S. Bank Trust National Association.

 10.05 Security Agreement, dated November 25, 1998, by and between the Company and U.S. Bank Trust National Association.

 99.01           Press release dated November 25, 1998.